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SINGAPORE
480 Lorong 6 Toa Payoh, #10/11-01 HDB Hub East Wing, Singapore 310480 • Tel: (65) 6820 8000, Fax: (65) 6829 6600 • www.PropNex.com

TENANCY AGREEMENT (COMMERCIAL/INDUSTRIAL)

THIS AGREEMENT is made on the 16th day October month 2025 year

BETWEEN

Name: CLEANICO MANAGEMENT PTE. LTD.
ID: 201914907G
Address: 7030 ANG MO KIO AVENUE 5 #04-48
NORTHSTAR@AMK Singapore 569880

(hereinafter known as the "**Landlord**" which expression where the context so admits shall include the Landlord's successors and assigns) of the one part.

AND

Name: FITNESS CHAMPS AQUATICS PTE. LTD.
ID: 201529004H
Address: 7030 ANG MO KIO AVENUE 5 #04-48
NORTHSTAR@AMK Singapore 569880

(hereinafter known as the "**Tenant**" which expression where the context so admits shall include the Tenant's successors and assigns) of the other part.

WHEREBY IT IS AGREED AS FOLLOWS:

1. The Landlord agrees to let and the Tenant agrees to take all that premises known as 7030 ANG MO KIO AVENUE 5 #04-48 NORTHSTAR@AMK (GROUND FLOOR) Singapore 569880 (hereinafter called the "**Premises**") together *with/without the furniture, fixtures and other effects therein (as more fully described in the Inventory List attached)** for a period of 24 months commencing from 1st day of Janurary 20 26 (the "**Tenancy Agreement**"), at the monthly rental of S$ 3,200 plus GST of S$ 288 (if applicable, and GST will change according to prevailing tax rate) totaling S$ 3,488 payable monthly in advance without deduction whatsoever on the 1st day of each calendar month (the "**Rent**"). (Tenant can break lease after 12 months, with 3 months' notice)

   If 1 month's advance rental is paid prior to the signing of this Tenancy Agreement by the Tenant, that advance rental will form the advance rental for the Tenancy Agreement. If no advance rental is paid prior to the signing of this Tenancy Agreement, the Tenant shall pay 1 month advance rental upon the signing of this Tenancy Agreement by the Tenant.

   All payment of Rent shall be made to the account of the Landlord and/or its representative: CLEANICO MANAGEMENT PTE. LTD. at DBS bank with account number: 015-905682-1. If the payment is by GIRO, evidence of such GIRO arrangement shall be provided by the Tenant to the Landlord within 1 month from the commencement of this Tenancy Agreement.

2. The Tenant hereby agrees with the Landlord as follows:

   (a) To pay the Rent at the times and in the manner aforesaid without any deduction whatsoever. **RENT**

   (b) The Tenant shall pay to the Landlord the sum of S$6,400 (which is equivalent to 2 month(s) rental) upon signing this Tenancy Agreement to be held by the Landlord as a security deposit for the due performance and observance of the terms and conditions herein. If the Tenant fails to perform and/or comply with any of the conditions of this Tenancy Agreement, the Landlord shall be entitled to deduct such amount from the security deposit to remedy the breach and the balance thereof after deduction shall be refunded without interest to the **SECURITY DEPOSIT**

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Landlord	Tenant
(signed)	(signed)

Tenant within fourteen (14) days from the expiry or termination of the Agreement. The security deposit shall not be utilised by the Tenant to set off any Rent payable under this Tenancy Agreement.

If a good faith deposit or any payment which is intended to form the security deposit for this Tenancy Agreement is paid prior to the signing of this Tenancy Agreement by the Tenant, that good faith deposit or payment shall form part of the security deposit under this clause AND the Tenant shall top-up the balance payment of the security deposit, if any.

(c) To pay all charges due in respect of any telephone, supply of water, electricity, gas and any water borne sewerage system and/or other equipment installed at the Premises, including any tax payable thereon. **PAYMENT OF OUTGOINGS**

(d) At the Tenant's own cost and expense keep the interior of the Premises including but not limited to the sanitary and water apparatus, furniture, doors and windows, fixtures and fittings in good and tenantable repair and condition throughout the Term and to replace the same with new ones if damaged, lost or broken, and at the expiry or termination of this Tenancy Agreement, to yield up the Premises to the Landlord in good order and condition. **MAINTENANCE OF PREMISES**

(e) To replace electric bulbs and tubes at the Tenant's own expense. **REPLACEMENT OF BULBS**

(f) To replace any other items at the Tenant's own expense up to S$ 300 per item. In the event the item is more than S$ 300 per item, the initial S$ 300 is to be borne by the Tenant and the excess to be borne by the Landlord. For replacement above S$ 300, Landlord's approval must be obtained prior to such replacement and the Landlord reserves the right to source for the replacement. **REPLACEMENT OF OTHER ITEMS**

(g) To keep fully serviced all air-conditioning units installed at the Premises in such like repair and condition as if the same were handed over to the Tenant by keeping the air-conditioning units serviced and maintained at least once every 3 months at the expense of the Tenant by a qualified and reliable air-conditioning contractor. The Tenant must take up a service contract with such contractor for the servicing and a copy of the service contract is to be forwarded to the Landlord within 30 days of the commencement of the Tenancy Agreement. The receipts (where applicable) are to be forwarded upon the Landlord's request. **SERVICE OF AIRCON**

(h) To keep the air-conditioning units in good and tenantable repair and condition provided always that the Landlord shall bear the cost and expense for the repair, replacement or renewal of parts, if any, arising from fair wear and tear and damage not caused by the willful default or negligence of the Tenant and/or permitted occupiers and guests. In the event that the air-conditioning units in the Premises are found to be not serviced and/or maintained at least once every 3 months by a qualified and reliable air-conditioning contractor, the Tenant shall bear the cost and expense for the repair, replacement or renewal of parts should any breakdown or malfunctioning occur. **MAINTENANCE OF AIRCON**

(i) To permit the Landlord and its agents, surveyors and workmen with all necessary appliances to enter upon the Premises at all reasonable times by prior appointment for the purpose of viewing the condition thereof or for doing such works and things as may be required for any repairs, alterations or improvements whether of the Premises or of any parts of any building to which the Premises may form a part of or adjoin. **ACCESS FOR REPAIRS**

(j) Not to carry out or permit or suffer to be carried out any structural changes, renovations, alterations, additions, drilling, hacking or any changes of whatsoever nature to the Premises without the prior written consent of the Landlord. **NO UNAUTHORISED ALTERATIONS**

(k) To permit persons with authority from the Landlord at all reasonable times by prior appointment to enter and view the Premises for the purpose of taking a new tenant during 2 calendar months immediately preceding the termination or expiry of the Tenancy Agreement. **ACCESS TO VIEWING (NEW TENANT)**

(l) To permit persons with authority from the Landlord at all reasonable times by prior appointment to enter and view the Premises whenever the Landlord wants to sell the Premises. **ACCESS TO VIEWING (POTENTIAL PURCHASER)**

(m) To use the Premises solely for the purpose and activity as agreed between the Landlord and Tenant, and the Tenant is responsible to obtain all required licences and permits at the Tenant's expense from the relevant authorities and maintain the same for the duration of this Tenancy Agreement and any renewal thereon. Any delay or failure in obtaining or any suspension or revocation of any necessary approval, permit or licence shall not affect this Agreement. **USE OF PREMISES, PERMITS AND APPROVALS**

(n) Not to use the Premises or any part thereof for any unlawful purposes and not to do or permit or suffer to be done upon the Premises any act or thing which may become a nuisance or annoyance to or give cause for reasonable complaints from the occupants of other parts of the building or of adjoining or adjacent properties. **NO ILLEGAL USE/NUISANCE**

(o) Not to keep or permit to be kept on the Premises or any part thereof any materials of a dangerous, explosive or radioactive nature or the keeping of which contravene any laws or regulations. **DANGEROUS MATERIALS**

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Landlord	Tenant

(p) Not to exceed the maximum electricity load or permit to be loaded or placed on any part of the Premises any items of a weight exceeding those specified by the Landlord, Management Corporation or other competent authorities (where applicable). **ELECTRICAL SUPPLY AND LOADING OF ITEMS**

(q) Not to throw or permit to be thrown, any dirt, rubbish, rags, boxes or other refuse except into proper bins and other containers provided for such purpose and to pay the Landlord the costs of removing such things and the costs of any damage to the common area, passages, lifts, lift shafts, toilets or other conveniences in the building from the breach thereof. **NO WASTE**

(r) Not to obstruct or cause or suffer to be obstructed the hall, lobby, staircases, landings, walkways, corridors, paths and passages leading to and from the Premises. **NO OBSTRUCTION**

(s) To keep the Premises free of, and from vermin, pests, insects and rodents. **PEST CONTROL**

(t) Not to do or suffer or permit to be done anything or anything to be kept in the Premises whereby the policy or policies of insurance in respect of the Premises or any part thereof against loss or damage by fire may become void or voidable or whereby the rate of premium thereon may be increased, and to pay the Landlord all sums paid by way of increased premiums and expenses incurred for the Premises due to the Tenant's breach herein. **NOT TO AFFECT INSURANCE**

(u) To insure for Tenant's own chattels against theft, loss or damage by fire. **TENANT'S INSURANCE**

(v) To comply and conform at all times and in all respects during the continuance of this Tenancy Agreement with the provisions of all laws, acts, enactments and ordinances and rules, regulations, by-laws, orders and notices made thereunder or made by any other competent authority or the Management Corporation. The Tenant shall bear all summonses or fines whether directly or indirectly caused by the Tenant. **COMPLIANCE WITH LAW, RULES AND REGULATIONS**

(w) To be responsible for and to indemnify the Landlord from and against all claims and demands and against damage occasioned to the Premises or any adjacent or neighboring premises or injury caused to any person by any act, default or negligence of the Tenant or the servants, agents, licensees or invitees, guests of the Tenant. **TO INDEMNIFY THE LANDLORD**

(x) Not to assign, sublet or part with the possession of the Premises or any part thereof without the prior written consent of the Landlord, consent of which shall not be unreasonably withheld in the case of a respectable or reputable person or corporation. **NO ASSIGNMENT**

(y) Upon the expiry or sooner determination of the Tenancy Agreement, unless the Landlord require otherwise in writing, the Tenant is to reinstate and to peaceably and quietly yield the Premises and all the Landlord's fixtures, fittings and installations in or upon the Premises (including electrical installations, air-conditioning, pipes, conduits, etc.) to the state and condition as at the date the Tenant took possession of the Premises (fair wear and tear excepted) and to make good at the expense of the Tenant any damage or defacement caused failing which the Landlord shall rectify the same at the expense of the Tenant and deduct the costs thereof. Such expenses shall be treated as a debt due from the Tenant and shall be recoverable forthwith as such. For the avoidance of doubt, the Landlord is entitled to decide the items to be reinstated, and the items which need not be reinstated. **YIELDING UP AND REINSTATEMENT**

3. The Landlord hereby agrees with the Tenant as follows:

(a) The Tenant paying the Rents hereby reserved, performing and observing the terms and conditions herein contained shall peaceably hold and enjoy the Premises during the tenancy without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord. **QUIET ENJOYMENT**

(b) To pay all property tax, rates and assessments in respect of the Premises other than those agreed to be paid by the Tenant herein. **PAYMENT OF PROPERTY TAX**

(c) To keep the roof, ceiling, main structure, walls, floors, wiring and pipes of the Premises in good and tenantable repair and condition. **KEEP PREMISES IN GOOD REPAIR**

(d) To insure the Premises against loss or damage by fire and to pay the necessary premium punctually. For the avoidance of doubt, such insurance coverage shall be for the loss and/or damage of the Landlord's property and shall not cover any loss and/or damage of the Tenant's property. **FIRE INSURANCE**

4. PROVIDED ALWAYS and it is hereby agreed as follows:

(a) If (i) the Rent hereby reserved shall be unpaid for 7 days after being payable (whether formally demanded or not), (ii) the Tenant become bankrupt or enter into composition with the Tenant's creditors or suffer any distress or execution to be levied on the Tenant's property, (iii) if the Tenant being a company shall go into liquidation **DEFAULT OF TENANT**

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Landlord	Tenant

whether voluntary (save for the purpose of amalgamation or reconstruction) or compulsory, (iv) the Premises is used for illegal activities, or (v) prohibited immigrant is found in the Premises, it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof and thereupon this tenancy shall absolutely terminate but without prejudice to the right of action of the Landlord in respect of any antecedent breach of this Tenancy Agreement by the Tenant.

(b) The Landlord is entitled to, upon re-entry or determination of this Tenancy Agreement, remove from the Premises any items, including all plant, machinery, fixtures and fittings which do not belong to the Landlord and dispose of, store such items in a warehouse at the cost of the Tenant or sell such items at such prices or for such consideration as the Landlord thinks fit and to apply the net proceeds of the sale towards payment of monies owing from the Tenant to the Landlord (if any) without providing any prior notice to the Tenant and without being guilty of conversion or liable for loss or damage to such items. The Tenant shall fully indemnify the Landlord against all claims and or liability whatsoever incurred by reason of such disposal and/or against all damage costs or losses incurred by reason of the presence of such items in the Premises. **REMOVAL OF ITEMS**

(c) In the event the Rent remains unpaid for 7 calendar days after becoming payable (whether formally demanded or not) it shall be lawful for the Landlord to claim an interest at 10% on an annual basis on the amount unpaid calculated from after the date due up to the date of actual payment. The recommended formula which is agreed by both parties will be as follows: monthly rental x 10%/365 (to derive interest for 1 day) x number of days payment is late. **INTEREST FOR RENT ARREARS**

(d) If the Tenant lawfully terminates this Tenancy Agreement, the Tenant shall reimburse the Landlord commission paid to the agency on a pro-rata basis for the remaining unfulfilled term of the tenancy. The Landlord has the right, but not obligation, to deduct such reimbursement of the commission from the security deposit as stipulated by Clause 2 above. **REIMBURSEMENT OF PRO-RATA COMMISSION**

(e) If this Tenancy Agreement is terminated by breach, the party in breach shall be liable to compensate the innocent party of the loss suffered as a result of the breach. **COMPENSATION FOR LOSS**

(f) That the Landlord shall on the written request of the Tenant made not less than 2 calendar months before the expiry of the tenancy and PROVIDED there shall not be any breach or non-observance of any of the terms and conditions by the Tenant during the term of the tenancy, the Landlord shall grant to the Tenant a tenancy of the said Premises for a further term of __2__ year from the expiration of the tenancy hereby created at the prevailing market Rent and upon the same terms and conditions EXCEPT this Option to Renew unless the Landlord agrees to include such Option to Renew. In the event of renewal or extension of the tenancy, the Landlord, and where applicable also the Tenant, shall pay the agency renewal commission in accordance to the agreement signed between the relevant parties. **OPTION TO RENEW**

(g) In case the Premises or any part thereof shall at any time during the said tenancy be destroyed or damaged by fire, lightning, riot, explosion or any other cause not within the control of the parties so as to be unfit for occupation and use, then and in every such case (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act of default of the Tenant) the -Rent hereby reserved or a just and fair proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable in respect of any period while the Premises (or part thereof) shall continue to be unfit for occupation and use by reason of such damage. **UNTENANTABILITY OF PREMISES LEADING TO SUSPENSION OF RENT**

(h) In case the Premises shall be destroyed or damaged as per the sub-clause above, and if the Landlord or the Tenant so thinks fit, either party shall be at liberty to terminate the tenancy hereby created by notice in writing and upon such notice being given the term hereby created shall absolutely cease and determine but without prejudice to any right of action of either party in respect of any antecedent breach of this Tenancy Agreement by the other party. **UNTENANTABILITY OF PREMISES LEADING TO TERMINATION OF LEASE**

(i) The Tenant must give immediate notice to the Landlord of any accident or damage to the Premises, fixtures and fittings or other facilities whatsoever provided by the Landlord and to pay immediately or to reimburse the Landlord for the cost of such repair or replacement save where such damage is caused by any act beyond the control of the Tenant. **NOTIFY LANDLORD OF ACCIDENT/DAMAGE**

(j) The Landlord shall not be liable to the Tenant or the Tenant's servants, agents, licensees or invitees, or other persons in the Premises or persons calling upon the Tenant for any accidents happening, injury suffered, damage to or loss of any their chattel/property sustained on the Premises. **LANDLORD NOT RESPONSIBLE**

(k) The Landlord does not expressly or impliedly warrant that the Premises, the building, or any part thereof, are now or will in the future remain suitable or adequate for all or any of the purposes of the Tenant. **NO WARRANTY**

(l) In the event of enbloc redevelopment, the Landlord shall be at liberty by giving 3 months' notice in writing to determine the tenancy hereby created and shall refund the security deposit to the Tenant (without interest) and neither party shall have any claims against the other. **ENBLOC RE-DEVELOPMENT**

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(m) If one party breaches or defaults any of the terms and conditions in this Tenancy Agreement, and the other party waives such breach or default, that shall not be construed as a waiver of any similar breach or default in the future. If one party delays or omits to exercise any of its rights in this Tenancy Agreement, the delay or omission shall not operate as a waiver of any breach or default of the other party. **NON-WAIVER**

(n) The stamp duty on the original and duplicate of this Tenancy Agreement shall be borne by the Tenant and paid forthwith. **STAMPING**

(o) Any notice required under this Tenancy Agreement shall be sufficiently served if it is sent by post in a registered letter addressed to the Tenant or the Landlord or other person or persons to be served by name at their address specified herein at the last known place of abode or business. A notice sent by registered letter shall deemed to be given at the time when it ought in due course of post to be delivered at the address to which it is sent. **SERVICE OF NOTICE**

(p) Notwithstanding anything herein contained, if at any time during the term of this Tenancy Agreement, (i) any prohibited immigrant is found on the Premises or (ii) any employees of the Tenant present at the Premises without any valid work pass issued by the Ministry of Manpower or other competent authorities (iii) the Premises is used for illegal purposes or for a purpose different than that agreed between the Landlord and the Tenant, this Tenancy Agreement shall be immediately terminated and the security deposit fully forfeited by the Landlord without prejudice to any right of action of the Landlord in respect of any breach or any antecedent breach of this Tenancy Agreement by the Tenant. **IMMEDIATE TERMINATION**

(q) This Tenancy Agreement is governed by the laws of the Republic of Singapore. **GOVERNING LAW**

IN WITNESS WHEREOF the parties have hereunto set their hands the day and year first above written.

SIGNED by the Landlord)
(With Company stamp affixed where applicable))
Name : CHEN XUANDA)
NRIC No. : S8528612I)

In the presence of :)
Name : SAM SHUM)
NRIC No. : R000258A)

SIGNED by the Tenant)
(With Company stamp affixed where applicable))
Name : JOYCE LEE JUE HUI)
NRIC No. : S8020241E)

In the presence of :)
Name : SAM SHUM)
NRIC No. : R000258A)

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fitness
champs

SCHEDULE

(List of furniture, fixtures and fittings. As per attached Inventory List)

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